UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 5, 2015

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

AECOM Technology Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 5, 2015, AECOM Technology Corporation (the “Company”) amended its Certificate of Incorporation to change the Company’s name from “AECOM Technology Corporation” to “AECOM”. The Company also amended and restated its Bylaws to change all references to the Company to “AECOM”.  No other amendments were made to the Certificate of Incorporation or Bylaws.

Item 9.01                                       Financial Statements and Exhibits.

(d)  Exhibits

3.1     Certificate of Amendment to the Company’s Certificate of Incorporation

3.2     Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: January 9, 2015	By:	/s/ DAVID Y. GAN
David Y. Gan
Senior Vice President, Assistant General
Counsel